Dreyfus

Growth
Opportunity
Fund, Inc.
Annual Report

February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

   It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Growth Opportunity Fund, Inc.

   This letter accompanies the annual report of the Dreyfus Growth Opportunity Fund, Inc. for the 12-month period ended February 26, 1999. Over this period, your fund produced a total return of 10.57%,* which compares with a total return of 19.76% for the Standard and Poor's 500 Composite Stock Price Index (S&P
500),** and 4.26% for the Wilshire Large Company Value Index.***

   The fund was partially restructured during the last quarter of the year, as a result of slightly altering its investment strategy. During most of the year, the fund was managed primarily under a disciplined "value investing" approach, focusing on securities with high earnings yields (low price-to-earnings ratios). Late in the year, we broadened the fund's investment focus. While we are still sensitive to the value being paid for securities, we are taking a broader view of value, including analysis of price to cash flow, price to sales, price to book value, price to asset value, and valuation relative to growth rate. This change has expanded our range of equity investments for the fund.

   The relatively concentrated nature of the fund for much of the year, holding approximately 46 securities during the first three quarters, made it more volatile than the diversified indices referred to above, which are both composed of approximately 147 to 500 securities. Given that the restructured portfolio during much of the fourth quarter contained more than 100 securities, volatility was reduced.

   Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. The performance of the S&P 500 Index was largely driven by a relatively few so-called "megacap" growth stocks or the very largest domestically traded companies. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index, and many of its major security components, is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these megacap stocks has continued, even through this past summer's stock market correction and subsequent recovery.

   The investment strategy for the fund over the past year generally kept it out of what we considered were overvalued megacap securities. Many of these high-priced megacap securities were the best performing stocks in the market, restraining the fund's relative performance. This lack of value in megacap securities was the primary reason why the fund underperformed the S&P 500 Index. During the fourth quarter, we began to invest in some securities that our former value process would have considered overvalued, but that our new, broader process considered reasonably priced. Investment performance improved considerably.

   Your fund, which was managed using a value investment process during the year, did handily *4 outperform the Wilshire Large Company Value Index for the period. Strength was spread among various securities, many within the financial, healthcare, communications and technology sectors of the market. Our bottoms-up process has focussed and will continue to focus on selecting good companies, and does not significantly over- or underweight economic sectors.

Economic Review

   Stresses in the financial system combined with slowing economic growth convinced the Federal Reserve Board to lower short-term interest rates three times during the fall of 1998: at the end of September, in mid-October, and in mid-November. As the calendar year ended, the Fed's official stance toward rates was neutral; they believed that they had successfully stabilized the financial system and overall economic growth.

   February 1999 saw the bond market send interest rates higher, however, as investors worried about an acceleration in economic strength and the possibility that the Fed might have to reverse itself and raise rates to slow economic growth. During February, Fed Chairman Greenspan publicly worried that the Board had gone too far with its mid-November action, which in retrospect may not have been needed to stimulate the economy and may have actually caused some overstimulation. The problem with too much growth is that it can become uncontrollable, result in price inflation, and ultimately, in a recession.

   Inflation, the Fed's other worry, remained well-contained throughout the period. The decline in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after price increases to buy goods and services, and the cost of debt was reduced. Home mortgages could be refinanced at lower rates, for example, putting more discretionary income in consumers' pockets. As consumers spent more, consumer-oriented companies benefited.

   The industrial sector has not been as fortunate. Weak Asian economies have continued to put a damper on demand in a number of sectors such as world-traded commodities (paper products, for example) and exporters of goods (some computer equipment manufacturers, for example).

Stock Market Overview

   The twelve-month period ended February 28, 1999 was highlighted in the U.S. stock market by a drop in security prices during the summer months, and a rebound in prices during the fall. Stocks declined over the summer due to implosion of the Russian financial system and the collapse of a major U.S. hedge fund, causing the Federal Reserve Board to take its first action lowering interest rates during the period, which generally stabilized equity prices. The two subsequent interest rate reductions by the Fed during the fall were probably more directly related to worries about economic growth, and helped send stock prices skyward.

   Over the twelve-month period, large-cap growth stocks (the largest and most expensively priced securities) turned in the highest returns, followed by large-cap stocks in general, then large-cap value stocks (the largest companies selling at value prices), midcap stocks (midsized companies) and finally small-cap stocks which lost money. For example, the total return for the period on the Russell 1000 *5 Growth Index (574 high-growth companies) was 26.55%, with the Russell 1000 Index (1,000 of the largest companies) returning 18.02%, and the Russell 1000 Value Index (710 value-priced companies) returning 9.20%. The return on the Russell Midcap Index was 0.44%, while the small-cap Russell 2000 Index return was -14.14%.+

   Expectations for slower profit growth at corporations have contributed to the significant outperformance by a select few megacap growth stocks. Investors have had more confidence in the consistent earnings growth from this small group of stocks than for the broader stock market.

Our Investment Process

   We continue to practice a value-sensitive approach in managing the fund. While we look for growing companies, we want to own securities selling at what we believe are reasonable prices. Our focus is currently on well-established companies with market capitalizations of $5 billion or greater. Most securities in the fund currently pay dividends, and the fund's dividend yield is generally close to that of the S&P 500.

   We start with a list of over 1,500 equity securities that we consider eligible for investment. To select about 100 securities for the fund, and to help digest all of the fundamental data available on companies, we begin the security selection process with our proprietary computer model. This model identifies those securities that we feel offer the most appropriate exposure to the current stock market and economic environments. This multifactor computer model scores each stock based upon 21 different factors including various growth, valuation, leverage, surprise and momentum factors.

   Once a favorable stock is identified through our computer screen, our team of analysts conducts in-depth fundamental analysis on the company. Our extensive team of analysts kicks the tires on companies, visiting factories and interviewing corporate management at different levels. Additionally, our analysts interview customers, competitors and suppliers who might provide unique information on the company. The overall focus of our analysts is to identify a catalyst for positive change at a company: an unrecognized trigger event that could result in the realization of the underlying value.

   There are several reasons why a security might be sold. We constantly review every holding in the fund, and conditions for a potential sale include a negative score on our multifactor computer model, the discovery of unfavorable fundamental information by our analyst, or deterioration in a security's share price.

   Turnover in the fund, defined as the buying and selling of portfolio securities, is expected to be relatively restrained under our management, except during periods of restructuring. In addition, attention is paid to the realization of capital gains taxes and, when securities are to be sold, an effort is made to realize long-term capital gains instead of short-term capital gains. Of course, remember that the fund is not required to keep turnover or distributions at any particular level, and that these rates will vary over time.

Examples of Our Investment Process

   Describing the detailed fundamental analysis, computer modeling, and portfolio strategy that go into the decision-making process for each security in the fund is not possible in this short report. To generally illustrate our process, provided below are several brief summaries of some of the better and poorer performing securities within the fund's portfolio during the annual period.

   Perkin-Elmer's business with the most promise is the manufacturing of the medical research equipment used to map the human gene. The future of ethical drug discovery is focused on genetics. The stock has been a strong performer and remained a holding at the end of the fund's fiscal year.

   American International Group (AIG) is the world's largest insurance company, focused primarily on the corporate property and casualty market worldwide. This stock and most other financials staged an impressive rebound after last year's worldwide financial crisis. AIG was one of the best-performing securities in the fund. The security was a holding at fiscal year-end.

   Texaco was one of several poor performing energy securities in the fund during the period and at fiscal year-end. While the fund has been underweighted in the sector, some exposure was deemed necessary given the volatility of this commodity, which can rebound quickly and unexpectedly.

   Owens-Illinois, a virtual worldwide monopoly in glass packaging, has been hurt by weak demand for packaged foods and beverages in the developing world. The security performed poorly and was sold during the period as the economic rebound in developing countries has been restrained.

   In almost any fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

   Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.
                                                 Sincerely,

                                                 /s/ Timothy M. Ghriskey

                                                 Timothy M. Ghriskey
                                                 Portfolio Manager
March 10, 1999
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- Wilshire Asset Management's style indexes are derived by applying screening criteria to a preliminary list of companies for the top 750 universe. Companies that are placed in the growth portfolio must rank high in terms of historical earnings, sales growth, and return on equity. The value stocks are companies with low price/earnings and price/book ratios and high yields.

+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization, and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.

Dreyfus Growth Opportunity Fund, Inc.                        February 28, 1999
-------------------------------------------------------------------------------
      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH
                             OPPORTUNITY FUND, INC.
            AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

    Dollars

$326,087
Standard & Poor's 500
Composite Stock
Price Index*

$213,237
Dreyfus Growth
Opportunity Fund, Inc.


                              [INSERT PLOT POINT]



*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------

       One Year Ended             Five Years Ended             Ten Years Ended         From Inception (2/4/72)
      February 28, 1999           February 28, 1999           February 28, 1999         to February 28, 1999
    ____________________        ____________________     __________________________  __________________________
           10.57%                      14.29%                      11.58%                     11.97%

----------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/4/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/72 is used as the beginning value on 2/4/72. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely-accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                      February 28, 1999

Common Stocks--98.7%                                                               Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
       Consumer Durables--1.6%   Ford Motor............................             59,000        $    3,499,438
                                 General Motors........................             31,000             2,559,437
                                 Newell................................             25,000             1,062,500
                                                                                                   -------------
                                                                                                       7,121,375
                                                                                                   -------------

   Consumer Non-Durables--5.5%   Anheuser-Busch Cos....................             33,000             2,530,688
                                 Clorox................................              9,000             1,064,812
                                 Coca-Cola.............................             65,000             4,155,938
                                 Gillette..............................             55,000             2,949,375
                                 Kimberly-Clark........................             26,000             1,228,500
                                 PepsiCo...............................             70,000             2,633,750
                                 Philip Morris Cos.....................            115,000             4,499,375
                                 Procter & Gamble......................             59,000             5,280,500
                                 Unilever..............................             15,000             1,086,562
                                                                                                   -------------
                                                                                                      25,429,500
                                                                                                   -------------

       Consumer Services--6.6%   CBS...................................             49,000             1,806,875
                                 Carnival..............................             28,000             1,246,000
                                 Cendant...............................            295,000             4,885,938
                                 Clear Channel Communications..........             20,000 (a)         1,200,000
                                 Comcast, Cl. A........................             26,000             1,844,375
                                 Disney (Walt).........................             99,000             3,483,562
                                 McDonald's............................             33,000             2,805,000
                                 MediaOne Group........................             26,000 (a)         1,417,000
                                 Outdoor Systems.......................             12,000 (a)           335,250
                                 Tele-Communications Ser. A Liberty Media           44,000 (a)         2,370,500
                                 Tele-Communications Ser. A TCI Group..             25,000 (a)         1,570,312
                                 Time Warner...........................             82,000             5,289,000
                                 Viacom, Cl. B.........................             25,000 (a)         2,209,375
                                                                                                   -------------
                                                                                                      30,463,187
                                                                                                   -------------

  Electronic Technology--16.7%   Boeing................................             69,000             2,453,812
                                 Cisco Systems.........................            107,000 (a)        10,465,938
                                 Compaq Computer.......................            119,000             4,194,750
                                 Dell Computer.........................             61,000 (a)         4,887,625
                                 EMC...................................             34,000 (a)         3,480,750
                                 Hewlett-Packard.......................             50,000             3,321,875
                                 Intel.................................            120,000            14,392,500
                                 International Business Machines.......             45,000             7,650,000
                                 Lucent Technologies...................             89,000             9,039,063
                                 Motorola..............................             41,000             2,880,250
                                 Northern Telecom......................             42,000             2,438,625
                                 Perkin-Elmer..........................             35,000             3,316,250
                                 Storage Technology....................             68,000 (a)         2,367,250
                                 Sun Microsystems......................             27,000 (a)         2,627,438
                                 Texas Instruments.....................             19,000             1,694,562
                                 United Technologies...................             10,000             1,238,750
                                                                                                   -------------
                                                                                                      76,449,438
                                                                                                   -------------

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          February 28, 1999

Common Stocks (continued)                                                         Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
         Energy Minerals--5.0%   British Petroleum Amoco, A.D.R........             39,000        $    3,315,000
                                 Chevron...............................             30,000             2,306,250
                                 Exxon.................................            116,000             7,721,250
                                 Mobil.................................             37,000             3,077,937
                                 Royal Dutch Petroleum, A.D.R..........            103,000             4,519,125
                                 Texaco................................             26,000             1,210,625
                                 USX-Marathon Group....................             40,000               827,500
                                                                                                   -------------
                                                                                                      22,977,687
                                                                                                   -------------
                Finance--15.1%   Allstate..............................             55,000             2,062,500
                                 American Express......................             22,000             2,387,000
                                 American General......................             50,000             3,662,500
                                 American International Group..........             85,000             9,684,688
                                 Associates First Capital, Cl. A.......             32,000             1,300,000
                                 Bank of New York......................             35,000             1,222,812
                                 Bank One..............................             57,000             3,063,750
                                 BankAmerica...........................            125,000             8,164,063
                                 Chase Manhattan.......................             62,000             4,936,750
                                 Citigroup.............................            105,000             6,168,750
                                 Federal Home Loan Mortgage............             32,000             1,884,000
                                 Federal National Mortgage Association.             48,100             3,367,000
                                 First Union...........................             48,000             2,559,000
                                 Fleet Financial Group.................             41,000             1,760,437
                                 Merrill Lynch.........................             23,000             1,765,250
                                 Morgan Stanley Dean Witter............             42,000             3,801,000
                                 National City.........................             23,000             1,607,125
                                 U.S. Bancorp..........................             33,000             1,066,312
                                 Wells Fargo...........................            116,000             4,263,000
                                 XL Capital Limited, Cl. A.............             74,000             4,532,500
                                                                                                   -------------
                                                                                                      69,258,437
                                                                                                   -------------

          Health Services--.5%   McKesson HBOC.........................             33,000             2,244,000
                                                                                                   -------------

      Health Technology--10.7%   Abbott Laboratories...................             34,000             1,578,875
                                 Allergan..............................             30,000             2,445,000
                                 American Home Products................             93,000             5,533,500
                                 Amgen.................................             12,000 (a)         1,498,500
                                 Biomet................................             67,000             2,458,062
                                 Bristol-Myers-Squibb..................             23,000             2,896,563
                                 Johnson & Johnson.....................             29,000             2,475,875
                                 Lilly (Eli)...........................             49,000             4,639,688
                                 Medtronic.............................             12,000               847,500
                                 Merck & Co............................            111,000             9,074,250
                                 Pfizer................................             62,000             8,180,125
                                 Pharmacia & Upjohn....................             37,000             2,016,500
                                 Schering-Plough.......................             36,000             2,013,750
                                 Warner-Lambert........................             20,000             1,381,250
                                 Zeneca Group, A.D.R...................             52,000             2,135,250
                                                                                                   -------------
                                                                                                      49,174,688
                                                                                                   -------------

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          February 28, 1999

Common Stocks (continued)                                                         Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
      Industrial Services--.3%   Waste Management......................             26,000        $    1,270,750
                                                                                                   -------------

      Non-Energy Minerals--.5%   Aluminum Co. of America...............             56,000             2,268,000
                                                                                                   -------------

      Process Industries--1.4%   dupont (E.I.) de Nemours..............             52,000             2,668,250
                                 International Paper...................             56,000             2,352,000
                                 Monsanto..............................             28,000             1,275,750
                                                                                                   -------------
                                                                                                       6,296,000
                                                                                                   -------------

  Producer Manufacturing--6.3%   AlliedSignal..........................             26,000             1,075,750
                                 Emerson Electric......................             10,000               574,375
                                 General Electric......................            226,000            22,670,625
                                 Minnesota Mining & Manufacturing......             10,000               740,625
                                 Tyco International....................             31,000             2,307,563
                                 Xerox.................................             30,000             1,655,625
                                                                                                   -------------
                                                                                                      29,024,563
                                                                                                   -------------

            Retail Trade--8.6%   American Stores.......................            244,000             8,235,000
                                 CVS...................................             26,000             1,378,000
                                 Dayton Hudson.........................             19,000             1,188,688
                                 Gap...................................             27,000             1,746,562
                                 Home Depot............................             72,000             4,297,500
                                 K mart................................            287,000             5,022,500
                                 Safeway...............................             23,000             1,328,250
                                 Sears, Roebuck........................             18,000               731,250
                                 Wal-Mart Stores.......................            156,000            13,474,500
                                 Walgreen..............................             68,000             2,176,000
                                                                                                   -------------
                                                                                                      39,578,250
                                                                                                   -------------

     Technology Services--7.4%   America Online........................             66,000             5,869,875
                                 Microsoft.............................            162,000 (a)        24,320,250
                                 Oracle................................             69,000 (a)         3,855,375
                                                                                                   -------------
                                                                                                      34,045,500
                                                                                                   -------------

           Transportation--.6%   CNF Transportation....................             70,000             2,957,500
                                                                                                   -------------

              Utilities--11.9%   AT&T..................................            122,000            10,019,250
                                 AirTouch Communications...............             13,000 (a)         1,183,812
                                 Ameritech.............................            138,000             9,021,750
                                 Bell Atlantic.........................             72,000             4,135,500
                                 BellSouth.............................             92,000             4,255,000
                                 Coastal...............................            179,000             5,728,000
                                 GTE...................................             47,000             3,049,125
                                 MCI WorldCom..........................            126,000 (a)        10,395,000
                                 Sprint (FON Group)....................             31,000             2,660,188


Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          February 28, 1999

Common Stocks (continued)                                                         Shares              Value
-----------------------------------------------------------------------        -------------     ---------------
         Utilities (continued)   Texas Utilities.......................             72,000        $    3,055,500
                                 USWest................................             24,000             1,279,500
                                                                                                    ------------
                                                                                                      54,782,625
                                                                                                    ------------
                                 TOTAL COMMON STOCKS
                                   (cost $378,992,572).................                             $453,341,500
                                                                                                    ============

                                                                                 Principal
Short Term Investments--1.0%                                                       Amount
-----------------------------------------------------------------------      ----------------
          U.S. Treasury Bills;   4.47%, 5/20/1999
                                   (cost $4,365,204)...................       $  4,409,000          $  4,363,504
                                                                                                    ============

TOTAL INVESTMENTS (cost $383,357,776)..................................              99.7%          $457,705,004
                                                                                   =======          ============
CASH AND RECEIVABLES (NET).............................................                .3%          $  1,487,447
                                                                                   =======          ============
NET ASSETS.............................................................             100.0%          $459,192,451
                                                                                   =======          ============

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           February 28, 1999

                                                                                       Cost            Value
                                                                                  --------------   -------------
ASSETS:                 Investments in securities--See Statement of Investments    $383,357,776    $457,705,004
                        Cash...................................................                         148,739
                        Receivable for investment securities sold..............                       3,262,615
                        Dividends receivable...................................                         455,330
                        Receivable for shares of Common Stock subscribed.......                          30,500
                        Prepaid expenses.......................................                          17,931
                                                                                                   ------------
                                                                                                    461,620,119
                                                                                                   ------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                         271,865
                        Payable for investment securities purchased............                       1,858,782
                        Payable for shares of Common Stock redeemed............                         200,815
                        Accrued expenses.......................................                          96,206
                                                                                                   ------------
                                                                                                      2,427,668
                                                                                                   ------------

NET ASSETS  ...................................................................                    $459,192,451
                                                                                                   ============

REPRESENTED BY:         Paid-in capital........................................                    $344,095,466
                        Accumulated undistributed investment income--net........                        246,460
                        Accumulated net realized gain (loss) on investments....                      40,503,297
                        Accumulated net unrealized appreciation (depreciation)
                           on investments--Note 4(b)...........................                     74,347,228

NET ASSETS  ...................................................................                    $459,192,451
                                                                                                   ============

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized).................                      43,085,617

NET ASSET VALUE, offering and redemption price per share.......................                          $10.66
                                                                                                         ======

                       See notes to financial statements.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                            Year Ended February 28, 1999

INVESTMENT INCOME

INCOME:                 Cash dividends (net of $61,809 foreign taxes
                           withheld at source).................................            $  7,360,786
                        Interest...............................................                 488,158
                                                                                          -------------
                              Total Income.....................................                                 $ 7,848,944



EXPENSES:               Management fee--Note 3(a)...............................              3,500,827
                        Shareholder servicing costs--Note 3(b)..................              1,077,696
                        Directors' fees and expenses--Note 3(c)................                  74,265
                        Custodian fees--Note 3(b)...............................                 68,432
                        Professional fees......................................                  55,814
                        Prospectus and shareholders' reports..................                   38,049
                        Registration fees......................................                  32,074
                        Loan commitment fees--Note 2............................                  3,556
                        Interest expense--Note 2................................                     97
                        Miscellaneous..........................................                   2,782
                                                                                          -------------
                              Total Expenses...................................                                   4,853,592
                                                                                                                -----------


INVESTMENT INCOME--NET..........................................................                                  2,995,352
                                                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments................             $69,174,036
                        Net realized gain (loss) on forward currency exchange contracts         988,682
                        Net realized gain (loss) on financial futures..........                (207,586)
                                                                                          -------------
                              Net Realized Gain (Loss).........................                                  69,955,132
                        Net unrealized appreciation (depreciation) on investments                               (26,780,009)
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                  43,175,123
                                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $46,170,475
                                                                                                                ===========

                       See notes to financial statements.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                              Year Ended          Year Ended
                                                                           February 28, 1999   February 28, 1998
                                                                           -----------------   -----------------
OPERATIONS:
  Investment income--net...............................................       $    2,995,352    $    2,534,692
  Net realized gain (loss) on investments..............................           69,955,132        31,562,794
  Net unrealized appreciation (depreciation) on investments............          (26,780,009)       39,849,084
                                                                              --------------    --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..           46,170,475        73,946,570
                                                                              --------------    --------------

DIVIDENDS TO SHAREHOLDERS:
  From investment income--net..........................................           (3,072,334)       (3,068,901)
  From net realized gain on investments................................          (19,444,090)      (56,678,537)
  In excess of net realized gain on investments........................              --            (10,007,745)
                                                                              --------------    --------------
      Total Dividends..................................................          (22,516,424)      (69,755,183)
                                                                              --------------    --------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................          427,315,063     1,048,195,184
  Dividends reinvested.................................................           21,694,078        67,665,439
  Cost of shares redeemed..............................................         (522,033,194)   (1,083,149,719)
                                                                              --------------    --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions          (73,024,053)       32,710,904
                                                                              --------------    --------------
        Total Increase (Decrease) in Net Assets........................          (49,370,002)       36,902,291

NET ASSETS:
  Beginning of Period..................................................          508,562,453       471,660,162
                                                                              --------------    --------------
  End of Period........................................................       $  459,192,451    $  508,562,453
                                                                              ==============    ==============

Undistributed investment income--net....................................      $      246,460    $       56,204
                                                                              --------------    --------------

                                                                                  Shares            Shares
                                                                              --------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................           41,353,693       100,050,474
  Shares issued for dividends reinvested...............................            2,139,455         7,113,151
  Shares redeemed......................................................          (50,515,617)     (103,202,945)
                                                                              --------------    --------------
      Net Increase (Decrease) in Shares Outstanding....................           (7,022,469)        3,960,680
                                                                              ==============    ==============

                       See notes to financial statements.

Dreyfus Growth Opportunity Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                      Fiscal Year Ended February,
                                                    ------------------------------------------------------------
PER SHARE DATA:                                        1999          1998         1997         1996       1995
                                                      ------       ------       ------       ------      ------
Net asset value, beginning of period .......          $10.15       $10.22       $ 9.56       $ 8.67      $10.89
                                                     -------      -------      -------      -------     -------
   Investment Operations:
   Investment income--net.......................         .07          .05          .10          .10         .10
   Net realized and unrealized gain (loss)
      on investments...........................          .97         1.39         1.93         2.19        (.38)
                                                     -------      -------      -------      -------     -------
   Total from Investment Operations............         1.04         1.44         2.03         2.29        (.28)
                                                     -------      -------      -------      -------     -------
   Distributions:
   Dividends from investment income--net........        (.07)        (.07)        (.09)        (.12)       (.09)
   Dividends from net realized gain on investments      (.46)       (1.22)       (1.28)       (1.26)      (1.80)
   Dividends in excess of net realized gain
      on investments...........................         --           (.22)        --           (.02)       (.05)
                                                     -------      -------      -------      -------     -------
   Total Distributions.........................         (.53)       (1.51)       (1.37)       (1.40)      (1.94)
                                                     -------      -------      -------      -------     -------
   Net asset value, end of period .............       $10.66       $10.15       $10.22       $ 9.56      $ 8.67
                                                     =======      =======      =======      =======     =======

TOTAL INVESTMENT RETURN........................        10.57%       15.62%       22.35%       27.37%      (2.11%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets......        1.04%        1.06%        1.06%        1.04%       1.10%
   Ratio of net investment income
      to average net assets....................          .64%         .50%         .91%         .91%       1.09%
   Portfolio Turnover Rate ....................       162.98%      112.32%      137.38%      268.40%     242.75%
   Net Assets, end of period (000's Omitted) ..     $459,192     $508,562     $471,660     $419,240    $372,313


                       See notes to financial statements.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     During the period ended February 28, 1999, the Fund reclassified $267,238 from accumulated undistributed investment income-net to paid-in capital. Net assets were not affected by this reclassification.

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

     The average daily amount of borrowings outstanding during the period ended February 28, 1999 was approximately $1,800, with a related weighted average annualized interest rate of 5.42%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also includes loan commitment fees) and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets, the Manager will bear such excess expense. During the period ended February 28, 1999, there was no expense reimbursement pursuant to the Agreement.

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1999, the Fund was charged $705,869 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1999, the Fund was charged $157,075 pursuant to the transfer agency agreement.

     The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended February 28, 1999, the Fund was charged $68,432 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended February 28, 1999, amounted to $745,228,614 and $840,705,971, respectively.

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 1999, there were no forward currency exchange contracts outstanding.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1999, there were no financial futures contracts outstanding.

     (b) At February 28, 1999, accumulated net unrealized appreciation on investments was $74,347,228, consisting of $79,617,430 gross unrealized appreciation and $5,270,202 gross unrealized depreciation.

     At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Growth Opportunity Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Growth Opportunity Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc. at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP

New York, New York
March 30, 1999

Dreyfus Growth Opportunity Fund, Inc.
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

     For Federal tax purposes the Fund hereby designates $.468 per share as a long-term capital gain distribution of the $.5350 per share paid on December 17, 1998.

     The Fund also designates 100% of the ordinary dividends paid during the fiscal year ended February 28, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

Dreyfus Growth
Opportunity Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      018AR992